UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 21, 2001



                          COLLINS & AIKMAN CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



              1-10218                                 13-3489233
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     (Commission File Number)              (IRS Employer Identification No.)




                5755 New King Court, Troy, Michigan       48098
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             (Address of principal executive offices)   (Zip code)



                                 (248) 824-2500
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              (Registrant's telephone number, including area code):



                                       N/A
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          (Former name or former address, if changed since last report)



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                             Exhibit Index at Page 3

ITEM 5.
                                  OTHER EVENTS

      On March 21, 2001 Collins & Aikman Corporation issued a news release announcing that it has signed a letter of intent to acquire the Becker Group LLC. A copy of the news release is attached hereto as an exhibit and hereby incorporated into and made a part hereof.

ITEM 7.
                                    EXHIBITS

(c)
        EXHIBIT NO.                               EXHIBIT
        -----------                               -------
            99              News Release of Collins & Aikman  Corporation  dated
                            March 21, 2001.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  March 28, 2001                    COLLINS & AIKMAN CORPORATION
                                         (Registrant)



                                         By: /S/ RONALD T. LINDSAY
                                             ------------------------------
                                             Ronald T. Lindsay
                                             Senior Vice President,
                                              General Counsel and Secretary

                                  EXHIBIT INDEX
                                  -------------



        EXHIBIT NO.                               EXHIBIT
        -----------                               -------
            99              News Release of Collins & Aikman  Corporation  dated
                            March 21, 2001.





































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